Schedule 2.1(a) to Del Monte Corporation
                                                              Supply Agreement

                                      Schedule 2.1(a) to Del Monte Corporation
                                                              Supply Agreement


SCHEDULE 2.1(a) - CONTAINER SIZES/TYPE

The following lists the various size/type containers currently used by DM's North American filling operations.


     Size/type           Filling location
     202x204
     202X308
     202x314
     202x314 Litho
     208x203
     208x203 Polystar
     208/211x304
     211x300

     211x304


     211x304 Soldered
     211x400 Soldered           CONFIDENTIAL INFORMATION OMITTED
     211x510 Soldered   PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
     300x407                      WITH THE COMMISSION
     300x409 Soldered
     303x308
     303x406 2-Piece
     303x406


     307x306
     307x512
     401x411

     404x700

     603x600
     609x700

                                      Schedule 2.1(b) to Del Monte Corporation
                                                              Supply Agreement

                                      Schedule 2.1(b) to Del Monte Corporation
                                                              Supply Agreement





SCHEDULE 2.1(b) - SPECIFICATIONS
- - ---------------------------------

This schedule includes DM's product specifications - Sanitary Style Container Specifications, ST12-9-1.0 dated April 1993 which describes the products to be filled in each type container and DM's acceptance specifications from DM's Container Manufacturing Standards Manual Volume II.

                                             ST12-0-1.0
                                          Reference Number

      SANITARY STYLE                         April 1993
                                           Effective Date

CONTAINER SPECIFICATIONS                      July 1992
                                             Supersedes

                                              1 of 24
                                                Page
DEL MONTE FOODS
CONTAINER MANUFACTURING
STANDARDS MANUAL
=================================================================
GENERAL:

     The following metal container specifications are issued to:

           Provide Container Manufacturing and Cannery Operating Personnel and other interested parties the complete specification for metal containers considered standard for each product manufactured and/or marketed by Del Monte Foods.

           Provide interested parties with specifications and style of metal containers and components in sufficient detail to allow purchases of Tin Mill Products to be used in the self-manufacture of containers or to provide enough information for the purchase of suitable metal containers that will provide performance acceptable for Del Monte Foods use.

In general, the specifications shown will represent the minimum container or component which is authorized for use with a particular size and product in Del Monte packs. With respect to both self-manufactured and purchased containers and loose ends, it will sometimes be necessary to accept and use products that differ in one or more respects from these specifications. When this deviation from specification represents an up-grade in quality, the cans and/or ends may be used without specific approval. If the deviation represents a down-grade in quality from a physical strength (Base Weight of Temper) or packed product integrity (Metal Type, Tin Coating, Annealing Practice or Enamel Systems) standpoint, a completed "APPLICATION FOR VARIANCE OR SUBSTITUTION" (Form 899.500) must be routed for approval prior to use of the cans and ends in question.

All purchased cans and ends must be fully warranted by the supplier as being "Satisfactory For Intended Use" and pre-shipment samples must be approved by Del Monte Container Manufacturing Quality Assurance before they are approved for use in Del Monte packs.








DEL MONTE FOODS
CONTAINER
MANUFACTURING  12-0-1.0        April 1993     July 1992   2 of 24
               ---------       ----------     --------    ------
           Reference Number  Effective Date  Supersedes    Page



SPECIFICATION CODES:

Del Monte Foods produced metal containers and ends are identified with a significant alphanumeric code that defines the metal, enamel and side seam stripes used in the self-manufacture of metal containers. Open top can codes contain three digits with suffixes that define the can body and three separate digits with suffixes that define the can plant or Factory end. This identification is commonly written with the body and end specification separated by a slash. For example:

                              069K++/155KH

Additionally a Quality Control and Technical Service random reference code number such as 70-01428 is sometimes used to further describe the container in developing the complete packaging specification.

In describing Del Monte Foods metal containers, the first three digits identify the metal the can body is made from. The alpha characters that follow define the inside and/or outside enamel system used. If a plus(s) follows, side seam stripe is indicated. The second three digits identify the metal from which the end is manufactured. When followed by one or more alpha characters the end enamel system is defined. Absence of alpha characters and/or plus(s) means that none are used.

In the following specifications, two different ends will occasionally be indicated. The can plant or Factory end is always listed on the top line followed by the cannery or Customer end on the second line. If only one line of end specification appears, both ends are the same. Additional clarification is found in the remarks column.

If additional information is required, contact SFO Container Manufacturing.

File: ST12170.WK1

                                          SANITARY STYLE CONTAINER SPECIFICATIONS

DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                              CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE
                                                      24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL  TIN COATED  PLATE:  END PLATE  IS INSIDE LINE MARKED  AND BODY PLATE IS  OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON  DIFFERENTIAL TIN COATED PLATE:   END PLATE IS  INSIDE LINE MARKED  AND BODY  PLATE IS OUTSIDE SYMBOL  MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON  DIFFERENTIAL TIN  COATED PLATE:  END  PLATE IS INSIDE LINE  MARKED AND BODY PLATE  IS OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE  ON DIFFERENTIAL TIN COATED  PLATE:  END PLATE  IS INSIDE LINE  MARKED AND  BODY PLATE IS OUTSIDE  SYMBOL MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE  ON DIFFERENTIAL  TIN COATED PLATE:   END PLATE IS INSIDE  LINE MARKED AND BODY  PLATE IS OUTSIDE SYMBOL  MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL TIN  COATED PLATE:  END  PLATE IS INSIDE  LINE MARKED  AND BODY PLATE IS  OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON  DIFFERENTIAL TIN COATED PLATE:   END PLATE IS  INSIDE LINE MARKED AND  BODY PLATE IS OUTSIDE  SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL  TIN COATED PLATE:   END PLATE IS  INSIDE LINE  MARKED AND BODY PLATE  IS OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON  DIFFERENTIAL TIN COATED PLATE:   END PLATE IS  INSIDE LINE MARKED AND  BODY PLATE IS OUTSIDE  SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON  DIFFERENTIAL TIN COATED PLATE:   END PLATE  IS INSIDE  LINE MARKED AND BODY  PLATE IS OUTSIDE SYMBOL  MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL TIN  COATED PLATE:  END  PLATE IS INSIDE LINE  MARKED AND BODY PLATE  IS OUTSIDE SYMBOL  MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE  ON DIFFERENTIAL TIN COATED  PLATE:  END  PLATE IS  INSIDE LINE MARKED AND  BODY PLATE IS OUTSIDE  SYMBOL MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL  TIN COATED PLATE:   END PLATE IS INSIDE  LINE MARKED AND BODY  PLATE IS OUTSIDE  SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL TIN  COATED PLATE:   END PLATE  IS INSIDE LINE MARKED  AND BODY PLATE IS  OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON  DIFFERENTIAL TIN COATED PLATE:   END PLATE IS  INSIDE LINE MARKED AND  BODY PLATE IS  OUTSIDE SYMBOL  MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL  TIN COATED PLATE:   END  PLATE IS INSIDE LINE  MARKED AND BODY PLATE  IS OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE  ON DIFFERENTIAL TIN COATED  PLATE:  END PLATE  IS INSIDE LINE MARKED  AND BODY PLATE  IS OUTSIDE  SYMBOL MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON  DIFFERENTIAL TIN COATED  PLATE:   END PLATE IS INSIDE  LINE MARKED AND BODY  PLATE IS OUTSIDE SYMBOL  MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL TIN  COATED PLATE:  END  PLATE IS INSIDE LINE  MARKED AND BODY  PLATE IS  OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE  ON DIFFERENTIAL TIN  COATED PLATE:   END PLATE IS  INSIDE LINE MARKED AND  BODY PLATE IS OUTSIDE  SYMBOL MARKED.  SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL  TIN COATED PLATE:   END PLATE IS INSIDE  LINE MARKED AND  BODY PLATE  IS OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                          SANITARY STYLE CONTAINER SPECIFICATIONS


DEL MONTE FOODS                                                                                        REFERENCE ST12-0-1.0
CONTAINER MANUFACTURING                                                                              EFFECTIVE:  APRIL 1993
STANDARDS MANUAL                                                                                  SUPERSEDES:  OCTOBER 1992

                                    Body                                       End
                 __________________________________     __________________________________________

                 BASE  TYPE/     TIN        ENAMEL      DMF  BASE    TYPE/  TIN        ENAMEL   DMF           QA&TS
SIZE AND VARIETY  WT   TEMPER  COATING    I/S   O/S     CODE  WT    TEMPER  COATING  I/S  O/S  CODE  REMARKS REF NO.


                                                CONFIDENTIAL INFORMATION OMITTED
                                         PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                                                        WITH THE COMMISSION


























NOTE ON DIFFERENTIAL  TIN COATED  PLATE:  END PLATE  IS INSIDE LINE MARKED  AND BODY PLATE IS  OUTSIDE SYMBOL MARKED.   SEE
ST12-1-7.0 IN CAN MFG. STD'S MANUAL

                                                           5 -
                                                           REFERENCE NUMBER
                                                           JANUARY 1993
                                                           EFFECTIVE DATE
            FINISHED CAN QUALITY                           OCTOBER 1990
APPROVED ENAMEL SYSTEMS AND THEIR APPLICATION              SUPERSEDES
                                                           1 OF 30
                                                           PAGE

DEL MONTE FOODS
CONTAINER MANUFACTURING
STANDARDS MANUAL


                                  ENAMEL INDEX SHEET

DMC CODE       SUPPLIER       SUPPLIERS CODE       BB/GAL.         PLANT #




                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                                  Schedule 2.1(c) to Del Monte Corporation
                                                          Supply Agreement

                                  Schedule 2.1(c) to Del Monte Corporation
                                                          Supply Agreement

                DEL MONTE FOODS, CONTAINER MANUFACTURING
                   EMPTY CAN PACKAGING SPECIFICATIONS


[S]       [C]         [C]          [C]          [C]        [C]       [C]
Can Plant Can Size    Cans/Layer   Layers/      Straps/    Stretch   Type
Pallet    Pallet      Wraps<F1>     Pallet
#106      303x406        240         23            5          8      45x50
#115      211x300        360         31            5          8      44x56
          211x304        342         30            5          8      45x50
          303x308        240         28            5          8      45x50
          303x406        240         23            5          8      45x50
          307x306        210         29            5          8      45x50
          401x411        144         21            5          8      45x50
          404x700        132         13            5          8      44x56
          603x600        68          16            5          8      44x56
          603x700        68          14            5          8      44x56
#129      211x304        342         30            2          8      45x50
          303x406        240         22            2          8      45x50
___       401x411        144         21            2          8      45x50
:         211x300        342         31            2          8      45x50
:         211x304        342         30            2          8      45x50
HTF       211x400        342         24            2          8      45x50
:         211x510        342         19            2          8      45x50
:         300x409        272         21            2          8      45x50
#140      211x304        342         30            2          10     45x50
          303x406        240         23            2          10     45x50
#231      202x306        506         14            2          10     45x50
          202x314        506         12            2          10     45x50
          208x203        380         34            2          10     45x50
          211x300        342         32            2          10     45x50
          211x304        342         30            2          10     45x50
          300x407        272         22            2          10     45x50
#233      208/211x304    380         34            2          8      45x50
          303x406        240         23            2          10     45x50
          401x411        144         21            2          10     45x50
          404x700        132         14            2          10     45x50
          603x700        60          14            2          10     45x50
#235      208/203        380         34            2          8      45x50
          303x406        240         23            2          10     45x50
          401x411        144         21            2          10     45x50
#255      211x300        342         32            2          4      45x50
          211x304        342         30            2          4      45x50
          303x306        240         29            2          4      45x50
          303x406        240         23            2          4      45x50
          401x411        144         21            2          4      45x50

                                   COMMENTS
                                  --------
[FN]
<F1> PALLETS  FOR LOCAL  USE MAY  NOT BE  STRETCH WRAPPED.   NO  OF  WRAPS AND
     THICKNESS  OF MATERIAL  MAY  VARY  WITH  DISTANCE/MODE  PALLETS  MUST  BE
     SHIPPED
STD. CAN PALLET IS A 45X50 2-WAY ENTRY
44X56 4-WAY ENTRY PALLETS ARE USED FOR CONTINUOUS CANNERIES
EA. PALLET HAS A 1"X4" WOOD TOP FRAME
EA. LAYER IS SEPERATED BY .040" VIRGIN KRAFT SHEET

                                   Schedule 2.1(d) to Del Monte Corporation
                                                           Supply Agreement

                                   Schedule 2.1(d) to Del Monte Corporation
                                                           Supply Agreement



SCHEDULE 1.1(d) - DEL MONTE FOODS 93/94 PACK PLAN


The following pages provide a listing of DM's 93/94 North American metal container requirements by container size, product and filling location. In addition, a Projected Pack Start Date schedule is included for production planning purposes.

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                        CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                                     Schedule 2.1(e) to Del Monte Corporation
                                                             Supply Agreement

                                 DEL MONTE
                             SCHEDULE 2.1 (e)

                   DEL MONTE TOTALS







                                     Customer
          Volume         Can           End        Sales Price





                       CONFIDENTIAL INFORMATION OMITTED
                PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION


TOTAL


GRAND TOTAL


02-Sep-93                                                 Schedule 2.1(e) 1/7




                       Packing            Manufacturing BodyEnd  Total Annual
Ref# Size Location Plant Spec #Product Volume  Plant  Price Price Price Price

 32
 36
 80
 77
 81
116
137
138
 22
 51                     CONFIDENTIAL INFORMATION OMITTED
 99               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 85                          WITH THE COMMISSION
 89
 67
131
 35
 31
 34
 33
 88
 91
 92
 79
 78
 54
136
119
121


02-Sep-93                                                 Schedule 2.1(e) 2/7



                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price

 93
 94
 97
 98
 71
115
117
118
 37                     CONFIDENTIAL INFORMATION OMITTED
 38               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 86                          WITH THE COMMISSION
 87
 18
 19
 98
 96
101
 13
 44
100
114
107
112
111
110
 90


02-Sep-93                                                          Schedule 2.1(e) 3/7

Del Monte Pricing:  Summary of Schedules 2.1


                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price

 30
 39 40
 41                    CONFIDENTIAL INFORMATION OMITTED
 73              PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 85                            WITH THE COMMISSION
 86
102


02-Sep-93                                                          Schedule 2.1(e) 4/7

Del Monte Pricing:  Summary of Schedules 2.1


                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price

 52
 28
 27
 29                       CONFIDENTIAL INFORMATION OMITTED
 82               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 83                          WITH THE COMMISSION
 84
134
135


02-Sep-93                                                          Schedule 2.1(e) 5/7

Del Monte Pricing:  Summary of Schedules 2.1



                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price

 14
 45
 48
 47
109
  2
  4
  3
  5
  9                        CONFIDENTIAL INFORMATION OMITTED
 64                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 63                            WITH THE COMMISSION
123
130
128
  6
 28
 60
 74
 72
 58
103
104
124
125
  7
 62
 57
126


02-Sep-93                                                          Schedule 2.1(e) 6/7

Del Monte Pricing:  Summary of Schedules 2.1


                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price

 11
 10
127
129
 26
  1
113
 17
 48
 42                     CONFIDENTIAL INFORMATION OMITTED
 43               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
 50                          WITH THE COMMISSION
 61
 58
122


02-Sep-93                                                          Schedule 2.1(e) 7/7

Del Monte Pricing:  Summary of Schedules 2.1


                       Packing                          Manufacturing Body   End    Total  Annual
Ref #  Size  Location  Plant   Spec #  Product  Volume      Plant     Price  Price  Price  Price

 12
 24
 29
 21
 20
 68
 70
 69
 55
 53                     CONFIDENTIAL INFORMATION OMITTED
105               PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
106                          WITH THE COMMISSION
132
120
133
 15
 16
 50
 75
 76
106

              Total Units:                              Total Sales:

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 1

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        Tape End        $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 1
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 2

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 2
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 3

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 3
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 4

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        POLYSTAR End    $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 4
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 5

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 5
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 6

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 6
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 7

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 7
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 8

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 8
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 9

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 9
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 10

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 10
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 11

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab                          *                  *           *



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 11
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 12

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 12
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 13

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 13
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 14

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:



                                          Print Date:     9/02/93
Schedule 2.1               Ref # 14
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 15

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 15
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 16

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 16
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 17

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 17
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 18

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 18
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 19

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 19
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 20

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 20
                                        Effective Date:  Contract


- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 21

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 21
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *
                                 Size:   *              REF # 22

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 22
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 23

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 23
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 24

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 24
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 25

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 25
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 26

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 26
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 27

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 27
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 28

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 28
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 29

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 29
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 30

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:



                                          Print Date:     9/02/93
Schedule 2.1               Ref # 30
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 31

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 31
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 32

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 32
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 33

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 33
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 34

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 34
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 35

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 35
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 36

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 36
                                        Effective Date:  Contract


- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 37

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 37
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *
                                 Size:   *              REF # 38

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 38
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 39

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 39
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 40

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 40
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 41

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 41
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 42

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 42
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 43

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 43
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 44

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 44
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 45

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 45
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 46

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:



                                          Print Date:     9/02/93
Schedule 2.1               Ref # 46
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 47

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 47
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 48

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 48
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 49

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 49
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 50

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 50
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 51

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 51
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 52

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 52
                                        Effective Date:  Contract


- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 53

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 53
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *
                                 Size:   *              REF # 54

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 54
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 55

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 55
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 56

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 56
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 57

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 57
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 58

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 58
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 59

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        Tape End        $   *
                                        POLYSTAR End    $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 59
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 60

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 60
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 61

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 61
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 62

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 62
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 63

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 63
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 64

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 64
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 65

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 65
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 66

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 66
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 67

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 67
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 68

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 68
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 69

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 69
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 70

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *

                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 70
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 71

Del Monte

Location:  *
Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 71
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 72

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 72
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 73

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:



                                          Print Date:     9/02/93
Schedule 2.1               Ref # 73
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 74

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 74
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 75

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 75
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 76

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 76
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 77

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 77
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 78

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 78
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 79

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 79
                                        Effective Date:  Contract


- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 80

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                      --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 80
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *
                                 Size:   *              REF # 81

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 81
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 82

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 82
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 83

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 83
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 84

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 84
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 85

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 85
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                        Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 86

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 86
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 87

Del Monte

Location:  *

Packed:    *


                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 87
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 88

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 88
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 89

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 89
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 90

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 90
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                        Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 91

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 91
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 92

Del Monte

Location:  *

Packed:    *


                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 92
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 93

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 93
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 94

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 94
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 95

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 95
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                        Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 96

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 96
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 97

Del Monte

Location:  *

Packed:    *


                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 97
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 98

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 98
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 99

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 99
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 100

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 100
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 101

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 101
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 102

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 102
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 103

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 103
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 104

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:



                                          Print Date:     9/02/93
Schedule 2.1               Ref # 104
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 105

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 105
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 106

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 106
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 107

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 107
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 108

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 108
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 109

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 109
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 110

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 110
                                        Effective Date:  Contract


- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 111

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 111
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *
                                 Size:   *              REF # 112

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 112
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 113

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 113
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 114

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 114
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 115

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 115
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 116

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 116
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 117

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other            $   *
                      --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 117
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 118

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other            $   *
                      --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 118
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 119

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 119
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 120

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:



                                          Print Date:     9/02/93
Schedule 2.1               Ref # 120
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 121

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 121
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 122

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 122
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 123

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 123
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 124

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 124
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 125

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *


Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 125
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 126

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 126
                                        Effective Date:  Contract


- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 127

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 127
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *
                                 Size:   *              REF # 128

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 128
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 129

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price
                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 129
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 130

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 130
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 131

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 131
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 132

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 132
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 133

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 133
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 134

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 134
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 135

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 135
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 136

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:



                                          Print Date:     9/02/93
Schedule 2.1               Ref # 136
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 137

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 137
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION

                                 Silgan Containers Corporation

                                 Plant:  *

                                 Size:   *              REF # 138

Del Monte

Location:  *

Packed:    *



                       Specifications      Coatings       Price

                       --------------   --------------  ---------

Body                         *                  *           *
Att. End                     *                  *           *
Cust. End                    *                  *           *
Tab



                                        Total Material  $   *
                                        Labor           $   *
                                        Other           $   *
                                        --------------  ---------
                                          NET PRICE     $   *



Packaging:




                                          Print Date:     9/02/93
Schedule 2.1               Ref # 138
                                        Effective Date:  Contract



- - --------------------

<f*> CONFIDENTIAL INFORMATION OMITTED PURSUANT TO RULE 24b-2 AND
     FILED SEPARATELY WITH THE COMMISSION


                                   Schedule 5.1A to Del Monte Corporation
                                                         Supply Agreement

SCHEDULE 5.1A

Other Costs
Other Costs shall include, but are not limited to the following:




                       CONFIDENTIAL INFORMATION OMITTED
                 PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
                             WITH THE COMMISSION

                               Schedule 5.1B to Del Monte Corporation
                                                     Supply Agreement

                                                       Schedule 5.1B 1/6






                                  DEL MONTE



                                    SAMPLE


                                  SCHEDULES


                             with PRICE CHANGE


                                   EXAMPLE

                                                  Schedule 5.1B 2/6

SILIGAN CONTAINERS

Price Change Schedule Summary
For Del Monte Corporation



SAMPLE ONLY


                                           CAN COMPLETE                   CAN                            END
                                      Old              New       Old               New        Old                 New
Ref                          Packing  Container        Container Can      Price    Can        End        Price    End
Number Manufactured Size     Plant    Contract  Price  11/01/94  Contract Change   11/01/94   Contract   Change   11/01/94


1.00     Smithfield                      CONFIDENTIAL INFORMATION OMITTED
2.00     Plover                       PURSUANT TO RULE 24b-2 AND FILED SEPARATELY
3.00     Kingsburg                    WITH THE COMMISSION
4.00     Rochelle




        SAMPLE PRICE CHANGE
        Price Change Assumptions:

                                                             Schedule 5.1B 3/6

                       Silgan Containers Corporation

                                   Plant:     *

                                   Size:   *              Ref # 1


DEL MONTE CORPORATION

Location:  *

Packed:    *

                                 (%)                   ($)     New
        Specifications Coatings Change    Price      Change   Price

Body         *         *        *         *          *        *
Att. End     *         *        *         *          *        *
Cust. End    *         *        *         *          *        *



               Total Material   *         *          *        *
               Labor            *         *          *        *
               Other            *         *          *        *


               NET PRICE        *         *          *        *





                                                       Print Date:     9/02/93

                                                       Supersedes       SAMPLE

                                                       Effective Date:  SAMPLE

Schedule 2.1                       Ref # 1



- - -------------------------------
[FN]
<f*> CONFIDENTIAL  INFORMATION  OMITTED  PURSUANT  TO RULE  24b-2  AND
     FILED SEPARATELY WITH THE COMMISSION

                                                            Schedule 5.1B  4/6
                                  Silgan Containers Corporation

                                  Plant:  *

                                  Size:   *              Ref # 2


DEL MONTE CORPORATION

Location:  *

Packed:    *

                              (%)                 ($)       New
     Specifications Coatings  Change    Price     Change    Price


Body         *         *        *         *          *        *
Att. End     *         *        *         *          *        *
Cust. End    *         *        *         *          *        *



               Total Material   *         *          *        *
               Labor            *         *          *        *
               Other            *         *          *        *


               NET PRICE        *         *          *        *





                                                       Print Date:     9/02/93

                                                       Supersedes       SAMPLE

                                                       Effective Date:  SAMPLE
Schedule 2.1                       Ref # 2



- - -------------------------------
[FN]
<f*> CONFIDENTIAL  INFORMATION  OMITTED  PURSUANT TO  RULE  24b-2  AND
     FILED SEPARATELY WITH THE COMMISSION

                                                            Schedule 5.1B  5/6

                      Silgan Containers Corporation

                                  Plant:  *

                                  Size:   *              Ref # 3


DEL MONTE CORPORATION

Location:  *

Packed:    *

                                (%)                 ($)      New
     Specifications  Coatings  Change   Price     Change    Price


Body         *         *        *         *          *        *
Att. End     *         *        *         *          *        *
Cust. End    *         *        *         *          *        *



               Total Material   *         *          *        *
               Labor            *         *          *        *
               Other            *         *          *        *


               NET PRICE        *         *          *        *





                                                       Print Date:     9/02/93

                                                       Supersedes       SAMPLE

                                                       Effective Date:  SAMPLE

Schedule 2.1                       Ref # 3



- - -------------------------------
[FN]
<f*> CONFIDENTIAL  INFORMATION  OMITTED PURSUANT  TO  RULE  24b-2  AND
     FILED SEPARATELY WITH THE COMMISSION

                                                            Schedule 5.1B  6/6

                                  Silgan Containers Corporation

                                  Plant:  *

                                  Size:   *              Ref # 4


DEL MONTE CORPORATION

Location:  *

Packed:    *

                              (%)                 ($)       New
     Specifications Coatings  Change    Price     Change    Price


Body         *         *        *         *          *        *
Att. End     *         *        *         *          *        *
Cust. End    *         *        *         *          *        *



               Total Material   *         *          *        *
               Labor            *         *          *        *
               Other            *         *          *        *


               NET PRICE        *         *          *        *





                                                       Print Date:     9/02/93

                                                       Supersedes       SAMPLE

                                                       Effective Date:  SAMPLE

Schedule 2.1                       Ref # 4



- - -------------------------------
[FN]
<f*> CONFIDENTIAL  INFORMATION  OMITTED PURSUANT  TO  RULE  24b-2  AND
     FILED SEPARATELY WITH THE COMMISSION

                                         Schedule 7.1 to Del Monte Corporation
                                                              Supply Agreement

Schedule 7.1

Specification Change

Specification  change shall  be defined  as an  alteration to  an existing can

size  as listed in Schedule  2.1, including  but not limited to:   a change in

base weight, interior or exterior coating, tin coating or decoration.

New Container

New container shall be defined as any container size  not included in Schedule

2.1, which would be a dimensional change of height, or diameter.

                                        Schedule 13.1 to Del Monte Corporation
                                                              Supply Agreement

                             ACCEPTANCE CRITERIA
                                     AND
                                   AQL PLAN


Introduction

Container specifications must meet or exceed the minimum specifications set forth in Schedule 1.1 of the Supply Agreement and must meet performance
requirements.       Container    dimensional   characteristics    and   enamel
specifications must meet the standards contained in the Del Monte Container Manufacturing Standards Manual, Vol. II. The Finished Can Quality standards at the end of this section must also be met. Revision of these specifications requires written consent of Del Monte in accordance with
Article X of the Supply Agreement.

The following Acceptable Quality Levels (AQL) have been established for both can and end defect classifications:

             Critical  -        0.01%
             Major     -        0.65%
             Minor     -        4.0 %

Sampling to determine compliance with the AQL's will be done using current MIL-STD-105E procedures.

Definition of Defect Categories

Critical  (AQL 0.01%):   A  defect which  is  likely or  is certain  to  cause
failure of the can resulting in an unsafe or hazardous condition to the consumer or rendering the product unsaleable or unfit for its intended use.

Major (AQL 0.65%): A defect which is likely to impair the efficiency of the production line, reduce the usability of the product or reduce saleability to the consumer.

Minor (AQL 4.0%): A defect which though objectionable, is unlikely to affect the usability of the container for its intended purpose or significantly affect manufacturing efficiency.

Any defects  not found in the  following Defect Classification section  should
be  classified using the  preceding definitions.   Some defects  may belong in
more than one category depending upon severity.

Defect Classification

Critical - Cans
           False Seam           Blow-outs
           Skidder              Incomplete Welds
           Broken Chuck         Fractures
           No Compound          Hot Welds resulting in leakage
           Fractured Cut-over   Cold Welds resulting in leakage
           Cable Burn           Contamination which affects product quality
           Cracked Flange       Microleakage
           Burn-Throughs        Slivers

Critical - Loose Ends
           Clips
           Compound Skips
           Damaged Curl
           Fractures
           Contamination which affects product quality

Major - Cans
           Tight Seam
           Loose Seam
           High Metal Exposure
           Commas
           Low Panel Resistance
           Low Column Strength
           Defective Side Seam Stripe
           Excessive Burrs

Major - Ends
           High Metal Exposure
           Warped Ends
           Chuck fit
           Pin fit
           Ends per 2"
           Excessive Burrs
           Inadequate seaming stock

Minor - Cans
           Slight Droops
           Scrap in die
           Scratches
           Dented flange
           Turned Can
           Expulsions
           Damaged Cans
           Rusty Cans
           Cocked body - high ends
           Irregular beads

Minor - Loose Ends
           Scratches
           Die marks

Sampling Procedure

Del Monte Foods Can Sampling Plan No. 1 is a MIL-STD-105E double sampling plan for normal inspection with 80 unit sample size (code letter K). This sampling plan is designed for AQL's of 0.40 and above. Though this sampling plan is likely to accept defect levels above the Critical Defect AQL of 0.01%, this does not imply that the supplier may supply production lots which exceed the established AQL for Critical Defects. This sampling plan is used to reduce sample size to more workable levels. It is expected that cans and ends supplied will be of high quality and the Critical Defect AQL will not be exceeded. If the presence of critical defects is suspected, additional sampling in accordance with MIL-STD-105E is recommended.

A lot will  normally consist of one  carload or  one truckload of cans  or one
pallet  load of  loose  ends.   In  the event  of  split lot  shipments,  each
specification will be sampled as if it were a separate lot.

Samples shall be selected from each truckload or carload lot making sure that every pallet in the load is sampled equally to assure randomness of the sample population.

Each  can  or  end  will   be  inspected  for  the   defects  listed  in   the
"Classification of Defects." All defective cans or ends will be saved for review in the event the quality of the lot is questioned.

If a can or end has more than one defect, it will be counted only as one defect in the classification of the most serious defect present.

When all sample cans or ends have been inspected and the defects counted, the total number of defective cans or ends will be compared with the acceptance and rejection numbers of the sampling plan.

Procedure for Accepting or Rejecting Shipments:

If the number of defective cans or ends in the sample is equal to or less than the acceptance number for the plan used, the lot may be accepted.

If the number of defective cans or ends in the sample is equal to or greater than the rejection number for the plan used, the lot must be rejected.

If the number of defects found is above the acceptable level but below the reject level, the lot is held as questionable and an additional 80 cans or ends are sampled as indicated in the sampling procedure above. Acceptance or rejection of the lot is then based upon the total number of defects for the 160 cans or ends according to the accept/reject values shown in the following table:

AQL LEVELS

                                80 Samples           160 Samples
                                Accept   Reject   Accept   Reject
                               ------   ------   ------   ------
<f#>1Critical Defects (0.01%)   0        1        0        1
Major Defects (0.65%)           0        3        3        4
Minor Defects (4.0%)            5        9        12       13

- - ----------------
<F1>This sampling plan is designed for AQL's  of 0.40 and above and will often accept lots exceeding the 0.01% AQL for critical defects. If additional sampling is necessary to ensure the Critical Defect AQL of 0.01% is met, refer to MIL-STD-105E.

                                            ST12-6-1.0
                                          Reference Number

FINISHED CAN QUALITY                         March 1991
                                           Effective Date

ENAMELED CAN METAL EXPOSURE LIMIT           October 1987
                                             Supersedes
                                        ____________________


                                               1 of 2
                                                Page

DEL MONTE FOODS
CONTAINER MANUFACTURING
STANDARDS MANUAL

=================================================================

1.0   ENAMEL CONTINUITY LIMITS IN MILLIAMPS METAL EXPOSURE (MA'S)


           TOMATO JUICE   TOMATOES & VEGETABLES    HAWAIIAN PUNCH
                                                 DRK FRT & KRAUT
CAN SIZE    AIM    PDR LIMIT  AIM   PDR LIMIT    AIM    PDR LIMIT

202x306                       55       80
202x314     60        85                         8        15
211x300                       65       90
211x304                       65       90       20        45
300X407                      100      125       30        55
303x406                      100      125       30        55
307x306                      100      125
401x411                      140      165       40        65
404x700    220       250                        25        50
603x700                      320      350      100       150


2.0  SAMPLING:

     (1)  Hawaiian Punch can per Del Monte USA Sampling Plan #1.
     (2) All other DWI, DRD and welded fully enameled open top metal containers as follows:

          Select five (5) cans at random from each back and leg of each production line every operating hour and test for MA readings.

3.0  ACCEPT/REJECT:

     (1)  Hawaiian Punch can per Del Monte USA Sampling Plan #1.
     (2)  All other metal containers as follows:

          Record  results.    If no  can  exceeds  listed  aim  values  accept
          production for the current period. If any can exceeds listed aim values, resample.

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MANUFACTURING  March 1991   October 1987      12-6-1.0     2 of 2
                ---------    ----------       --------     ------
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          Record  results of resample.   If no can  exceeds listed aim values,
          accept production.   If any  can exceeds listed  aim values  reverse
          polarity to determine where  the break down is, record an  exception
          and  notify  the  supervisor  to  take  corrective  action.    After
          correction, supervisor must sign off on the exception.

          If  any can in the  sample or resample exceeds the listed PDR Limit,
          hold  all  production  for  the  period  and  complete  a  PDR   for
          dispostion.

4.0  TEST:

     (1) General: Can Manufacturing Quality Assurance Manual, August 1978, Page 41 through 43 "CONDUCTIVITY TEST FOR ENAMEL CONTINUITY".
     (2)  Specific:    Make  new  electrolyte  solution  of  1%  NACL  at  the
          beginning of each shift.  Fill each test can to within 1/4" of top.

                                             ST12-6-1.1
                                          Reference Number

FINISHED CAN QUALITY                         March 1991
                                           Effective Date

ENAMELED CAN METAL EXPOSURE LIMIT                New
                                             Supersedes

                                               1 of 2
                                                Page

DEL MONTE FOODS
CONTAINER MANUFACTURING
STANDARDS MANUAL

=================================================================


1.0       ENAMEL CONTINUITY LIMITS IN MILLIAMPS METAL EXPOSURE (MA'S)

                   FRUITS, TOMATOES            HAWAIIAN PUNCH
                JCE DRINKS & VEGETABLES      DARK FRUIT & KRAUT

 END               AIM       PDR LIMIT       AIM        PDR LIMIT
 DIAMETER

 202               10            15           4             6
 211               10            15           4             6

 300               10            15           4             6
 303               10            15           4             6

 307               10            15           4             6

 401               30            45           8            12
 404               30            45           8            12

 603               40            60           15           25


2.0  SAMPLING:

     (1)  Hawaiian Punch ends per Del Monte USA Sampling Plan #1.
     (2)  All others as follows:

          Select five (5) cans at random from each lane at packaging station and test for MA readings.







3.0  ACCEPT/REJECT:

     (1)  Hawaiian Punch ends per Del Monte USA Sampling Plan #1.
     (2)  All others as follows:

          Record results. If no end exceeds listed aim values, accept production. If any end exceeds listed aim values reverse polarity to determine where the break down is, record an exception and notify the supervisor to take corrective action. After correction, supervisor must sign off on this exception.

          If  any end in the sample or resample exceeds  the listed PDR limit,
          hold  all  production  for  the  period  and  complete  a  PDR   for
          disposition.

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CONTAINER
MANUFACTURING  March 1991        New          12-6-1.1     2 of 2
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4.0   TEST:

      (1)  General:  Can Manufacturing Quality  Assurance Manual, August 1978,
           Page 41 through 43 "CONDUCTIVITY TEST FOR ENAMEL CONTINUITY".
      (2)  Specific:    Make  new electrolyte  solution  of  1%  NACL  at  the
           beginning  of each shift.   Fill each  test can  to within  1/4" of
           top.

                                             ST12-6-2.0
                                          Reference Number

FINISHED CAN QUALITY                        January 1993
                                           Effective Date

ENAMELED CAN METAL EXPOSURE LIMIT            March 1991
                                             Supersedes

                                               1 of 2
                                                Page

DEL MONTE FOODS
CONTAINER MANUFACTURING
STANDARDS MANUAL

=================================================================

1.0   GENERAL

      Two important  criteria must be  considered in  judging acceptability of
      End    Sealing    Compound    lining.        DRY    FILM    WEIGHT   and
      PLACEMENT/DISTRIBUTION both affect end performance equally.

2.0   DRY FILM WEIGHT SPECIFICATION


                                COMPOUND DRY FILM WEIGHT
End Size       Can Type         9372A         9385      4801
  202       Welded & 2-pc 42+/-10mgs    52+/-10mgs    44+/-10mgs
            HTF Soldered  47+/-10mgs    58+/-10mgs    50+/-10mgs

  208       Welded & 2-pc 50+/-11mgs    61+/-11mgs    52+/-11mgs
            HTF Soldered  56+/-11mgs    68+/-11mgs    58+/-11mgs

  211       Welded & 2-pc 54+/-13mgs    67+/-13mgs    57+/-13mgs
            HTF Soldered  61+/-13mgs    74+/-13mgs    64+/-13mgs

  300       Welded & 2-pc 58+/-13mgs    71+/-13mgs    61+/-13mgs
            HTF Soldered  64+/-13mgs    78+/-13mgs    67+/-13mgs

  303       Welded & 2-pc 61+/-14mgs    74+/-14mgs    64+/-14mgs
            HTF Soldered  68+/-14mgs    83+/-14mgs    71+/-14mgs

  307       Welded & 2-pc 65+/-15mgs    80+/-15mgs    69+/-15mgs
            HTF Soldered  73+/-15mgs    89+/-15mgs    76+/-15mgs

  401       Welded & 2-pc 77+/-18mgs    95+/-18mgs    81+/-18mgs
            HTF Soldered  86+/-18mgs    105+/-18mgs   90+/-18mgs

  404       Welded & 2-pc 90+/-21mgs    110+/-21mgs   94+/-21mgs
            HTF Soldered  99+/-21mgs    121+/-21mgs   104+/-21mgs

  603       Welded & 2-pc 142+/-33mgs   173+/-33mgs   149+/-33mgs
            HTF Soldered  157+/-33mgs   192+/-33mgs   165+/-33mgs

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MANUFACTURING  ST 12-6 2.0    January 1993   March 1991    2 of 2
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=================================================================

Overlap to be 1/8 turn maximum. HIGHEST single quadrant weight to be no more than 50% above the average of the other three quadrants on any one end.

3.0   PLACEMENT SPECIFICATION

      Standard industry sanitary placement without voids, skips, slumps or pigtails is required. Ends should be evaluated with the curl flattened using a special tool or blunt nose pliers. The compound band is to be concentric and from 7/64" to 13/64" wide. It must begin 1/64" to 3/64" from the end cut edge and if the unlined portion exceeds 4/64" from the cut edge at any point, a mandatory shut down condition exists and adjustment is required to bring the lining operation into specification. At no time is the compound application to extend past the start of the seaming panel radius in order to avoid internal squeeze during the double seaming operation.

      A well lined sanitary end will have 60-70% of the sealing compound under the curl and 30-40% on the flat of the compound channel.

                                             ST12-6-4.0
                                          Reference Number

      FINISHED CAN QUALITY                     May 1991
                                           Effective Date

ENAMELED CAN METAL EXPOSURE LIMIT            March 1991
                                             Supersedes

                                                1 of 1
                                                Page
DEL MONTE FOODS
CONTAINER MANUFACTURING
STANDARDS MANUAL

=================================================================

1.0   CONTAINER STRENGTH.

      All container strength evaluations are to be conducted by the Dynamic Testing Laboratory at the Walnut Creek Research Center using empty cans with ends seamed on both ends of the can. Testing method will be ASTM D642 using Lansmont 76-5K Test System.

      From a practical stand point, evaluations can be made at the container production plant as long as test results are correlated with companion samples at the Research Center or that reasonable assurance of test accuracy exists.

2.0   PANEL RESISTANCE.

      Panel resistance is the external air pressure that can be applied at a predetermined controlled rate to a can with ends seamed on both ends with out side wall collapse.

2.1   PANEL RESISTANCE SPECIFICATION.

      Minimum panel resistance for all Del Monte produced metal containers is 25 psig, AIM panel resistance is 30 psig.

3.0   AXIAL STRENGTH.

      Axial strength is the external vertical load that can be applied at a predetermined controlled rate to a can with ends seamed on both ends with out side wall collapse.

3.1   AXIAL STRENGTH SPECIFICATION.


     Can Diameter         Minimum LBF             AIM LBF
         202                  500                   625
         208                  500                   625
  208/211 Necked In           500                   625

         211                  650                   800
         300                  800                   1000
         303                  800                   1000
         307                  800                   1000
         401                  1200                  1500
         404                  1200                  1500
         603                  1500                  1875